Form 2
                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
            PROGRESSIVE CASUALTY INSURANCE COMPANY - CONSOLIDATED

SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES

Notes to Schedule P
(1) The Parts of Schedule P:
    Part 1 - Detailed information on losses and loss expenses.
    Part 2 - History of incurred losses and allocated expenses.
    Part 3 - History of loss and allocated expense payments.
    Part 4 - History of bulk and incurred but not reported reserves. Schedule P Interrogatories

(2) Lines of business A through M and R are groupings of the lines of business used on page 14, the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
    Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
    Reinsurance D = old Schedule O line 30 (1987 and prior)

(4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.

                           SCHEDULE P-PART 1-SUMMARY
                                 (000 omitted)

________________________________________________________________________________________________________________
      1      |              Premiums Earned            |               Loss and Loss Expense Payments          |
             |_________________________________________|_______________________________________________________|
  Years In   |      2      |      3      |      4      |        Loss Payments      |        Allocated Loss     |
    Which    |             |             |             |                           |       Expense Payments    |
Premiums Were|             |             |             |___________________________|___________________________|
 Earned and  |   Direct    |             |     Net     |      5      |      6      |      7      |      8      |
 Losses Were |     and     |    Ceded    |  (2 - 3)    |   Direct    |             |   Direct    |             |
  Incurred   |   Assumed   |             |             |     and     |    Ceded    |     and     |    Ceded    |
             |             |             |             |   Assumed   |             |   Assumed   |             |
_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
  1. Prior...|   X X X X   |   X X X X   |   X X X X   |         166 |          -- |          -- |          -- |
  2. 1984....|     278,917 |       2,710 |     276,207 |     151,693 |       3,395 |       9,603 |         558 |
  3. 1985....|     461,512 |       9,660 |     451,852 |     249,322 |       6,052 |      15,616 |         896 |
  4. 1986....|     726,141 |      42,619 |     683,522 |     323,320 |      14,867 |      21,454 |       1,092 |
  5. 1987....|   1,066,680 |      64,496 |   1,002,184 |     483,181 |      31,692 |      30,297 |       1,361 |
  6. 1988....|   1,292,530 |      67,431 |   1,225,099 |     639,622 |      38,605 |      36,928 |       1,167 |
  7. 1989....|   1,357,845 |     109,736 |   1,248,109 |     699,815 |      77,904 |      37,234 |       1,275 |
  8. 1990....|   1,397,185 |     144,903 |   1,252,282 |     648,489 |      77,979 |      29,603 |       1,280 |
  9. 1991....|   1,529,118 |     199,174 |   1,329,944 |     679,480 |      85,984 |      23,269 |       1,877 |
 10. 1992....|   1,580,457 |     195,140 |   1,385,317 |     646,074 |      66,034 |      19,080 |       1,504 |
 11. 1993....|   1,795,493 |     150,074 |   1,645,419 |     536,547 |      30,449 |       8,649 |         837 |
_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
 12. Totals  |   X X X X   |   X X X X   |   X X X X   |   5,057,709 |     432,961 |     231,733 |      11,847 |
- - - ----------------------------------------------------------------------------------------------------------------

_______________________________________________________________________
      1      |     Loss and Loss Expense Payments       |              |
             |__________________________________________|              |
  Years In   |      9      |     10      |      11      |     12       |
    Which    |             |             |              |              |
Premiums Were|   Salvage   | Unallocated |    Total     |  Number of   |
 Earned and  |     and     |    Loss     |   Net Paid   |   Claims     |
 Losses Were | Subrogation |   Expense   |  (5 - 6 + 7  |  Reported-   |
  Incurred   |  Received   |  Payments   |   - 8 + 10)  | Direct and   |
             |             |             |              |   Assumed    |
_____________|_____________|_____________|______________|______________|
  1. Prior...|          -- |          -- |         166  |   X X X X    |
  2. 1984....|       8,426 |      16,448 |     173,791  |   X X X X    |
  3. 1985....|      13,873 |      25,947 |     283,937  |   X X X X    |
  4. 1986....|      16,668 |      40,855 |     369,670  |   X X X X    |
  5. 1987....|      23,777 |      66,641 |     547,066  |   X X X X    |
  6. 1988....|      33,442 |      93,709 |     730,487  |   X X X X    |
  7. 1989....|      36,059 |     107,397 |     765,267  |   X X X X    |
  8. 1990....|      31,514 |     118,799 |     717,632  |   X X X X    |
  9. 1991....|      28,750 |     137,091 |     751,979  |   X X X X    |
 10. 1992....|      28,585 |     104,152 |     701,768  |   X X X X    |
 11. 1993....|      20,711 |      94,786 |     608,696  |   X X X X    |
_____________|_____________|_____________|______________|______________|
 12. Totals  |     241,806 |     805,825 |   5,650,459  |   X X X X    |
- - - -----------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

______________________________________________________________________________________________________________________________
             |                      Losses Unpaid                    |             Allocated Loss Expenses Unpaid            |
  Years In   |_______________________________________________________|_______________________________________________________|
    Which    |          Case Basis       |         Bulk + IBNR       |          Case Basis       |         Bulk + IBNR       |
Premiums Were|___________________________|___________________________|___________________________|___________________________|
 Earned and  |     13      |     14      |     15      |     16      |     17      |     18      |     19      |     20      |
 Losses Were |   Direct    |             |   Direct    |             |   Direct    |             |   Direct    |             |
  Incurred   |     and     |    Ceded    |     and     |    Ceded    |     and     |    Ceded    |     and     |    Ceded    |
             |   Assumed   |             |   Assumed   |             |   Assumed   |             |   Assumed   |             |
_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
  1. Prior...|       8,397 |       4,121 |       1,263 |          -- |          -- |         --  |          -- |          -- |
  2. 1984....|          -- |          -- |          -- |          -- |          -- |         --  |          -- |          -- |
  3. 1985....|         124 |          -- |          -- |          -- |          26 |           1 |           5 |          -- |
  4. 1986....|       1,828 |          62 |          -- |          -- |         223 |          15 |          37 |           1 |
  5. 1987....|       2,881 |         297 |         650 |          -- |         477 |         118 |         172 |           8 |
  6. 1988....|      21,758 |       2,801 |       5,553 |          82 |       2,173 |         476 |       1,242 |          50 |
  7. 1989....|      33,238 |       9,264 |      14,991 |       3,088 |       4,817 |         719 |       2,290 |          97 |
  8. 1990....|      60,527 |      21,457 |      22,044 |       7,216 |       9,128 |       1,604 |       3,194 |         447 |
  9. 1991....|     113,194 |      48,817 |      38,732 |      13,185 |      19,497 |       2,703 |       5,070 |         685 |
 10. 1992....|     228,582 |      75,792 |      67,768 |      20,490 |      32,435 |       4,082 |       8,403 |         970 |
 11. 1993....|     406,935 |      79,218 |     162,258 |      42,556 |      44,602 |       4,814 |      13,646 |       1,098 |
_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
 12. Totals  |     877,464 |     241,829 |     313,259 |      86,617 |     113,378 |      14,532 |      34,059 |       3,356 |
- - - ------------------------------------------------------------------------------------------------------------------------------

_______________________________________________________________________
             |             |              |              |            |
  Years In   |     21      |      22      |     23       |     24     |
    Which    |             |              |              |            |
Premiums Were|   Salvage   | Unallocated  |    Total     |  Number of |
 Earned and  |     and     |    Loss      |  Net Losses  |   Claims   |
 Losses Were | Subrogation |  Expenses    | and Expenses |Outstanding-|
  Incurred   | Anticipated |   Unpaid     |    Unpaid    | Direct and |
             |             |              |              |   Assumed  |
_____________|_____________|______________|______________|____________|
  1. Prior...|          -- |          --  |       5,539  |   X X X X  |
  2. 1984....|          -- |          --  |          --  |   X X X X  |
  3. 1985....|          -- |          --  |         154  |   X X X X  |
  4. 1986....|          -- |          31  |       2,041  |   X X X X  |
  5. 1987....|         179 |          81  |       3,838  |   X X X X  |
  6. 1988....|         894 |         261  |      27,578  |   X X X X  |
  7. 1989....|       1,422 |         723  |      42,891  |   X X X X  |
  8. 1990....|       2,270 |       1,605  |      65,774  |   X X X X  |
  9. 1991....|       4,231 |       3,753  |     114,856  |   X X X X  |
 10. 1992....|       7,311 |      10,061  |     245,915  |   X X X X  |
 11. 1993....|       7,108 |      35,166  |     534,921  |   X X X X  |
_____________|_____________|______________|______________|____________|
 12. Totals  |      23,415 |      51,681  |   1,043,507  |   X X X X  |
- - - -----------------------------------------------------------------------

______________________________________________________________________________________________________________________________
             |                                         |      Loss and Loss Expense Percentage   |      Discount for Time    |
  Years In   |  Total Losses and Loss Expenses Incurred|         (Incurred/Premiums Earned)      |       Value of Money      |
    Which    |_________________________________________|_________________________________________|___________________________|
Premiums Were|             |             |             |             |             |             |             |             |
 Earned and  |     25      |     26      |     27      |     28      |     29      |     30      |     31      |     32      |
 Losses Were |   Direct    |             |             |   Direct    |             |             |             |             |
  Incurred   |     and     |    Ceded    |    Net*     |     and     |    Ceded    |     Net     |    Loss     |    Loss     |
             |   Assumed   |             |             |   Assumed   |             |             |             |   Expense   |
_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
  1. Prior...|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         --  |         --  |
  2. 1984....|     177,744 |       3,953 |     173,791 |        63.7 |       145.9 |        62.9 |         --  |         --  |
  3. 1985....|     291,040 |       6,949 |     284,091 |        63.1 |        71.9 |        62.9 |         --  |         --  |
  4. 1986....|     387,748 |      16,037 |     371,711 |        53.4 |        37.6 |        54.4 |         --  |         --  |
  5. 1987....|     584,380 |      33,476 |     550,904 |        54.8 |        51.9 |        55.0 |         --  |         --  |
  6. 1988....|     801,246 |      43,181 |     758,065 |        62.0 |        64.0 |        61.9 |         --  |         --  |
  7. 1989....|     900,505 |      92,347 |     808,158 |        66.3 |        84.2 |        64.8 |         --  |         --  |
  8. 1990....|     893,389 |     109,983 |     783,406 |        63.9 |        75.9 |        62.6 |         --  |         --  |
  9. 1991....|   1,020,086 |     153,251 |     866,835 |        66.7 |        76.9 |        65.2 |         --  |         --  |
 10. 1992....|   1,116,555 |     168,872 |     947,683 |        70.6 |        86.5 |        68.4 |         --  |         --  |
 11. 1993....|   1,302,589 |     158,972 |   1,143,617 |        72.5 |       105.9 |        69.5 |         --  |         --  |
_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
 12. Totals  |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |             |             |
- - - ------------------------------------------------------------------------------------------------------------------------------















_________________________________________________________
             |             |  Net Balance Sheet Reserves |
  Years In   |     33      |        After Discount       |
    Which    |             |_____________________________|
Premiums Were|             |              |              |
 Earned and  |Inter-Company|      34      |     35       |
 Losses Were |   Pooling   |              |    Loss      |
  Incurred   |Participation|    Losses    |  Expenses    |
             | Percentage  |    Unpaid    |   Unpaid     |
_____________|_____________|______________|______________|
  1. Prior...|   X X X X   |       5,539  |          --  |
  2. 1984....|             |          --  |          --  |
  3. 1985....|             |         124  |          30  |
  4. 1986....|             |       1,766  |         275  |
  5. 1987....|             |       3,234  |         604  |
  6. 1988....|             |      24,428  |       3,150  |
  7. 1989....|             |      35,877  |       7,014  |
  8. 1990....|             |      53,898  |      11,876  |
  9. 1991....|             |      89,924  |      24,932  |
 10. 1992....|             |     200,068  |      45,847  |
 11. 1993....|             |     447,419  |      87,502  |
_____________|_____________|______________|______________|
 12. Totals  |   X X X X   |     862,277  |     181,230  |
- - - ---------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

Form 2
                  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE
             PROGRESSIVE CASUALTY INSURANCE COMPANY - CONSOLIDATED

SCHEDULE P - PART 2 - SUMMARY

___________________________________________________________________________________________________________________________
        1        |                INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)               |
                 |________________________________________________________________________________________________________|
                 |             |            |            |            |            |            |            |            |
      Years      |      2      |     3      |     4      |     5      |     6      |     7      |     8      |     9      |
    in Which     |             |            |            |            |            |            |            |            |
   Losses Were   |             |            |            |            |            |            |            |            |
    Incurred     |     1984    |    1985    |    1986    |    1987    |    1988    |    1989    |    1990    |    1991    |
                 |             |            |            |            |            |            |            |            |
                 |             |            |            |            |            |            |            |            |
_________________|_____________|____________|____________|____________|____________|____________|____________|____________|
                 |             |            |            |            |            |            |            |            |
  1. Prior.......|*     65,434 |     69,540 |     69,142 |     65,204 |     59,965 |     59,312 |     59,171 |     60,014 |
  2. 1984........|     165,858 |    159,649 |    160,978 |    159,295 |    158,162 |    157,463 |    156,825 |    156,992 |
  3. 1985........|   X X X X   |    274,757 |    269,226 |    268,315 |    262,237 |    261,392 |    258,581 |    258,380 |
  4. 1986........|   X X X X   |  X X X X   |    382,994 |    353,616 |    351,417 |    340,706 |    334,564 |    331,385 |
  5. 1987........|   X X X X   |  X X X X   |  X X X X   |    555,993 |    524,333 |    504,689 |    492,954 |    490,684 |
  6. 1988........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |    719,839 |    684,469 |    663,722 |    666,604 |
  7. 1989........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    786,249 |    734,190 |    710,990 |
  8. 1990........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    751,597 |    692,671 |
  9. 1991........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    792,930 |
 10. 1992........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
 11. 1993........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
___________________________________________________________________________________________________________________________

_______________________________________________________________________
        1        | (cont.) INCURRED LOSSES |       DEVELOPMENT**       |
                 |_________________________|___________________________|
                 |            |            |             |             |
      Years      |     10     |     11     |     12      |     13      |
    in Which     |            |            |             |             |
   Losses Were   |            |            |    One      |    Two      |
    Incurred     |    1992    |    1993    |    Year     |    Year     |
                 |            |            |             |             |
                 |            |            |             |             |
_________________|____________|____________|_____________|_____________|
                 |            |            |             |             |
  1. Prior.......|     60,783 |     62,423 |       1,640 |       2,409 |
  2. 1984........|    157,399 |    157,343 |         (56)|         351 |
  3. 1985........|    258,206 |    258,144 |         (62)|        (236)|
  4. 1986........|    330,779 |    330,825 |          46 |        (560)|
  5. 1987........|    485,339 |    484,182 |      (1,157)|      (6,502)|
  6. 1988........|    663,150 |    664,095 |         945 |      (2,509)|
  7. 1989........|    704,871 |    700,038 |      (4,833)|     (10,952)|
  8. 1990........|    676,616 |    663,002 |     (13,614)|     (29,669)|
  9. 1991........|    753,500 |    725,991 |     (27,509)|     (66,939)|
 10. 1992........|    900,892 |    833,470 |     (67,422)|   X X X X   |
 11. 1993........|  X X X X   |  1,013,665 |   X X X X   |   X X X X   |
___________________________________________|_____________|_____________|
                                12. Totals |    (112,022)|    (114,607)|
                                           -----------------------------

  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.


SCHEDULE P - PART 3 - SUMMARY

___________________________________________________________________________________________________________________________
        1        |            CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)            |
                 |________________________________________________________________________________________________________|
                 |             |            |            |            |            |            |            |            |
      Years      |      2      |     3      |     4      |     5      |     6      |     7      |     8      |     9      |
    in Which     |             |            |            |            |            |            |            |            |
   Losses Were   |             |            |            |            |            |            |            |            |
    Incurred     |     1984    |    1985    |    1986    |    1987    |    1988    |    1989    |    1990    |    1991    |
                 |             |            |            |            |            |            |            |            |
                 |             |            |            |            |            |            |            |            |
_________________|_____________|____________|____________|____________|____________|____________|____________|____________|
                 |             |            |            |            |            |            |            |            |
  1. Prior.......|     000     |     25,067 |     40,710 |     49,780 |     53,380 |     53,955 |     54,843 |     55,936 |
  2. 1984........|      81,358 |    122,069 |    137,889 |    147,816 |    151,498 |    154,009 |    155,729 |    156,060 |
  3. 1985........|   X X X X   |    134,374 |    202,467 |    228,629 |    243,849 |    251,045 |    255,162 |    256,497 |
  4. 1986........|   X X X X   |  X X X X   |    168,353 |    255,882 |    291,744 |    312,656 |    322,815 |    326,820 |
  5. 1987........|   X X X X   |  X X X X   |  X X X X   |    240,199 |    360,939 |    420,316 |    447,789 |    467,599 |
  6. 1988........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |    318,747 |    482,587 |    545,480 |    582,880 |
  7. 1989........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    362,510 |    521,039 |    595,914 |
  8. 1990........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    354,849 |    499,445 |
  9. 1991........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    369,194 |
 10. 1992........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
 11. 1993........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
- - - ---------------------------------------------------------------------------------------------------------------------------

_______________________________________________________________________
        1        | (cont.) CUMULATIVE PAID |             |            |
                 |_________________________|     12      |     13     |
                 |            |            |             |            |
      Years      |     10     |     11     |  Number of  |  Number of |
    in Which     |            |            |   Claims    |   Claims   |
   Losses Were   |            |            |   Closed    |   Closed   |
    Incurred     |    1992    |    1993    |  With Loss  |   Without  |
                 |            |            |   Payment   |    Loss    |
                 |            |            |             |   Payment  |
_________________|____________|____________|_____________|____________|
                 |            |            |             |            |
  1. Prior.......|     56,718 |     56,884 |   X X X X   |   X X X X  |
  2. 1984........|    157,239 |    157,343 |   X X X X   |   X X X X  |
  3. 1985........|    257,708 |    257,991 |   X X X X   |   X X X X  |
  4. 1986........|    328,152 |    328,815 |   X X X X   |   X X X X  |
  5. 1987........|    476,252 |    480,425 |   X X X X   |   X X X X  |
  6. 1988........|    617,027 |    636,778 |   X X X X   |   X X X X  |
  7. 1989........|    636,386 |    657,870 |   X X X X   |   X X X X  |
  8. 1990........|    569,700 |    598,833 |   X X X X   |   X X X X  |
  9. 1991........|    533,684 |    614,888 |   X X X X   |   X X X X  |
 10. 1992........|    415,371 |    597,616 |   X X X X   |   X X X X  |
 11. 1993........|  X X X X   |    513,910 |   X X X X   |   X X X X  |
- - - -----------------------------------------------------------------------

 Note: Net of salvage and subrogation received.

SCHEDULE P - PART 4 - SUMMARY

___________________________________________________________________________________________________________________________
        1        | BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED) |
                 |________________________________________________________________________________________________________|
                 |             |            |            |            |            |            |            |            |
      Years      |      2      |     3      |     4      |     5      |     6      |     7      |     8      |     9      |
    in Which     |             |            |            |            |            |            |            |            |
   Losses Were   |             |            |            |            |            |            |            |            |
    Incurred     |     1984    |    1985    |    1986    |    1987    |    1988    |    1989    |    1990    |    1991    |
                 |             |            |            |            |            |            |            |            |
                 |             |            |            |            |            |            |            |            |
_________________|_____________|____________|____________|____________|____________|____________|____________|____________|
                 |             |            |            |            |            |            |            |            |
  1. Prior.......|      21,330 |     15,292 |     10,493 |      7,382 |      1,830 |      1,798 |      1,671 |      1,667 |
  2. 1984........|      30,587 |     12,165 |      7,458 |      4,856 |      2,267 |      1,633 |         57 |         -- |
  3. 1985........|   X X X X   |     52,241 |     23,471 |     15,767 |      7,600 |      4,247 |        117 |         -- |
  4. 1986........|   X X X X   |  X X X X   |     83,987 |     35,929 |     23,115 |     10,239 |      3,162 |         -- |
  5. 1987........|   X X X X   |  X X X X   |  X X X X   |    126,103 |     57,172 |     31,435 |     13,026 |      4,203 |
  6. 1988........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |    161,589 |     70,035 |     33,821 |     14,301 |
  7. 1989........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    179,116 |     62,544 |     27,935 |
  8. 1990........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    146,165 |     57,375 |
  9. 1991........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |    155,871 |
 10. 1992........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
 11. 1993........|   X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |  X X X X   |
- - - ---------------------------------------------------------------------------------------------------------------------------

_____________________________________________
        1        | (cont.) BULK AND INCURRED|
                 |__________________________|
                 |            |             |
      Years      |     10     |     11      |
    in Which     |            |             |
   Losses Were   |            |             |
    Incurred     |    1992    |    1993     |
                 |            |             |
                 |            |             |
_________________|____________|_____________|
                 |            |             |
  1. Prior.......|      1,614 |      1,263  |
  2. 1984........|         -- |         --  |
  3. 1985........|          2 |          5  |
  4. 1986........|         63 |         36  |
  5. 1987........|        178 |        814  |
  6. 1988........|      2,013 |      6,663  |
  7. 1989........|     15,702 |     14,096  |
  8. 1990........|     28,293 |     17,575  |
  9. 1991........|     51,534 |     29,932  |
 10. 1992........|    151,702 |     54,711  |
 11. 1993........|  X X X X   |    132,250  |
- - - ---------------------------------------------

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